UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) December 21, 2004
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                            MCLEODUSA INCORPORATED
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            (Exact Name of Registrant as Specified in Its Charter)


                                   DELAWARE
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                (State or Other Jurisdiction of Incorporation)

               0-20763                                 42-1407240
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       (Commission File Number)              (IRS Employer Identification No.)


            McLeodUSA Technology Park
            4200 C. Street SW, P.O. Box 3177
            Cedar Rapids, IA                                       52406-3177
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       (Address of Principal Executive Offices)                    (Zip Code)


                                (319) 364-0000
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             (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

         McLeodUSA Incorporated (the "Company") received notice on December 21, 2004, that it has been granted an additional 180 days, or until June 16, 2005, to regain compliance with Nasdaq Marketplace Rule 4310(c)(4) (the "Rule"). The Rule requires companies listed on the Nasdaq SmallCap Market to maintain a bid price of at least $1.00 per share. This second compliance period follows an initial 180 calendar day compliance period, and was granted because the Company met the Nasdaq SmallCap Market initial listing criteria as of the date on which the initial compliance period expired. Additional compliance periods are not available under current rules. If the Company does not regain compliance with the Rule after expiration of this second 180 calendar day compliance period, its Class A Common Stock would be subject to Nasdaq delisting pending an appeals process. While the Company is not taking specific steps in response to this notice, it remains focused on executing its strategic plan to improve financial performance through network cost reductions, expense management, selective capital expenditure investment and revenue growth.

         Some of the statements in this Current Report on form 8-K include statements about the Company's future expectations. Statements that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act. Such statements may include projections of financial and operational results and goals, including revenue, EBITDA, Adjusted EBITDA, profitability, savings and cash. In some cases, you can identify these so called "forward-looking statements" by the Company's use of words such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "project," "intend" or "potential" or the negative of those words and other comparable words. These forward-looking statements are subject to known as well as unknown risks and uncertainties that may cause actual results to differ materially from the Company's expectations. The Company's expectations are based on various factors and assumptions and reflect only the Company's predictions. Factors that could cause actual results to differ materially from the forward-looking statement include technological, regulatory, public policy or other developments in the Company's industry, availability and adequacy of capital resources, current and future economic conditions, the existence of strategic alliances, the Company's ability to generate cash, the Company's ability to implement process and network improvements, the Company's ability to attract and retain customers, the Company's ability to migrate traffic to appropriate platforms and changes in the competitive climate in which the Company operates. These and other risks are described in more detail in the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   MCLEODUSA INCORPORATED


Dated: December 21, 2004                           By:  /s/ James E. Thompson
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                                                   Name:  James E. Thompson
                                                   Title: Group Vice President,
                                                          General Counsel and
                                                          Secretary